                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       CENTERSTATE BANKS OF FLORIDA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 JAMES H. WHITE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

1 Set forth the amount on which the filing fee is calculated and state how it was determined:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

               CENTERSTATE BANKS OF FLORIDA, INC.





                                                   March 30, 2001







TO THE SHAREHOLDERS OF
CENTERSTATE BANKS OF FLORIDA, INC.

       You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Centerstate Banks of Florida, Inc. which will be held at the Holiday Inn, 2009 West Vine Street, Kissimmee, Florida, on Thursday, April 26, 2001 beginning at 11:00 a.m.

       At the Annual Meeting you will be asked to consider and vote upon the reelection of the directors to serve until the next Annual Meeting of Shareholders, and also the ratification of the independent auditors. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

       We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

       We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

                                          Sincerely,




                                          James H. White
                                          Chairman, President and
                                          Chief Executive Officer

                      CENTERSTATE BANKS OF FLORIDA, INC.
                      7722 STATE ROAD 544 EAST, SUITE 205
                             WINTER HAVEN, FL 33881

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2001

       Notice is hereby given that the 2001 Annual Meeting of Shareholders of Centerstate Banks of Florida, Inc. ("Centerstate") will be held at the Holiday Inn, 2009 West Vine Street, Kissimmee, Florida, on Thursday, April 26, 2001 beginning at 11:00 a.m. ("2001 Annual Meeting"), for the following purposes:

       1. Elect Directors. To elect directors to serve until the Annual Meeting of Shareholders in 2002.

       2. Appointment of Independent Auditors. To ratify the appointment of KPMG LLP as independent auditors for Centerstate for the fiscal year ending December 31, 2001.

       3. Other Business. To transact such other or further business as may properly come before the 2001 Annual Meeting and any adjournment or postponement thereof.

       Only shareholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the 2001 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 2001 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to Centerstate in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of Centerstate an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 2001 Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS




                                          James H. White
March 30, 2001                            Chairman, President and
                                          Chief Executive Officer


       PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                       CENTERSTATE BANKS OF FLORIDA, INC.
                                 TO BE HELD ON
                                 APRIL 26, 2001

                                  INTRODUCTION



GENERAL

       This Proxy Statement is being furnished to the shareholders of Centerstate Banks of Florida, Inc. ("Centerstate") in connection with the solicitation of proxies by the Board of Directors of Centerstate from holders of the outstanding shares of the $.01 par value common stock of Centerstate ("Centerstate Common Stock") for use at the Annual Meeting of Shareholders of Centerstate to be held on Thursday, April 26, 2001, and at any adjournment or postponement thereof ("2001 Annual Meeting"). The 2001 Annual Meeting is being held to (i) elect directors to serve until the Annual Meeting of Shareholders in 2002, (ii) ratify the appointment of independent auditors, and (iii) transact such other or further business as may properly come before the 2001 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of Centerstate knows of no other business that will be presented for consideration at the 2001 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 30, 2001, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of Centerstate on or about March 30, 2001.

       The principal executive offices of Centerstate are located at 7722 State Road 544 East, Suite 205, Winter Haven, Florida 33881. The telephone number of Centerstate at such offices is (863) 419-0833.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

       The Board of Directors of Centerstate has fixed the close of business on February 28, 2001, as the record date for the determination of Centerstate shareholders entitled to notice of and to vote at the 2001 Annual Meeting. Accordingly, only holders of record of shares of Centerstate Common Stock at the close of business on such date will be entitled to vote at the 2001 Annual Meeting. At the close of business on such date, there were 2,815,872 shares of Centerstate Common Stock outstanding and entitled to vote held by approximately 943 shareholders of record. Holders of Centerstate Common Stock are entitled to one vote on each matter considered and voted upon at the 2001 Annual Meeting for each share of Centerstate Common Stock held of record at the close of business on February 28, 2001. The affirmative vote of the holders of a plurality of shares of Centerstate Common Stock represented and entitled to vote at the 2001 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

       Shares of Centerstate Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 2001 Annual Meeting and not revoked, will be voted at the 2001 Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF CENTERSTATE COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF CENTERSTATE OF THE NOMINEES LISTED BELOW, FOR THE RATIFICATION OF THE INDEPENDENT AUDITORS, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 2001 ANNUAL MEETING.

       A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 2001 Annual Meeting by either (i) giving written notice of revocation to the Secretary of Centerstate, (ii) properly submitting to the Secretary of Centerstate a duly executed proxy bearing a later date, or (iii) appearing in person at the

2001 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Centerstate Banks of Florida, Inc., 7722 State Road 544 East, Suite 205, Winter Haven, Florida, Attention: James H. White.

       A copy of the 2000 Annual Report to Shareholders, including financial statements as of and for the years ended December 31, 2000 and 1999, accompanies this Proxy Statement.


                             ELECTION OF DIRECTORS

GENERAL

       The 2001 Annual Meeting is being held to elect directors of Centerstate to serve a one- year term of office. Each director of Centerstate serves for a term expiring at the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified. Accordingly, the terms of each member of the Board expire at the 2001 Annual Meeting and, therefore, such individuals are standing for reelection to a one-year term expiring at the Annual Meeting of Shareholders in 2002.

       All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

DIRECTORS

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINEES LISTED BELOW.

       The following table sets forth the name of each nominee or director continuing in office of Centerstate; a description of his position and offices with Centerstate other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information including the director's age and the number of shares of Centerstate Common Stock beneficially owned by the director on February 28, 2001. Each of the following individuals is also serving as a director of either First National Bank of Osceola County, Community National Bank of Pasco County or First National Bank of Polk County, which are wholly-owned subsidiaries of Centerstate. For information concerning membership on committees of the Board of Directors, see "ELECTION OF DIRECTORS -- Information About the Board of Directors and Its Committees."

                                                                                         AMOUNT, PERCENTAGE AND
NOMINEE, YEAR FIRST ELECTED A                                                            NATURE OF BENEFICIAL
DIRECTOR, AGE AND ADDRESS OF          INFORMATION ABOUT NOMINEE OR                       OWNERSHIP OF CENTERSTATE
5% SHAREHOLDER                        DIRECTOR CONTINUING IN OFFICE                      COMMON STOCK (A)
-----------------------------         ---------------------------------------            ------------------------

James H. White, 75                    Chairman of the Board of First National                 175,715 (b)
3 Spencer Shores                      Bank of Polk County, First National Bank                   6.24%
Haines City, FL  33844                of Osceola County, and Community National
                                      Bank of Pasco County, and CenterState
                                      Bank of Florida

G. Robert Blanchard, Sr.,             Chairman and President of WRB
74                                    Enterprises, Inc. (diversified holding                  113,240 (c)
                                      company)                                                   4.02%


James H. Bingham, 52                  President of Bingham Realty, Inc.                        42,877 (d)
                                      (commercial real estate                                    1.52%
                                      company)

Terry W. Donley, 53                   President of Donley Citrus, Inc.                         22,275
                                      (citrus harvesting and production)                         0.79%

Bryan W. Judge, 73                    Self-employed, farming (1994 -                           31,428 (e)
Samuel L. Lupfer, IV, 45              present); Chief Executive Officer of                       1.12%
                                      Judge Farms (1965 - 1994)

Samuel L. Lupfer, IV, 45              President of Lupfer-Frakes, Inc.                         19,080 (f)
                                      (insurance)                                                0.68%

J. Thomas Rocker, 59                  Director - Arctic Services,                              29,403 (g)
                                      Inc. (commercial insulation)                               1.04%

-----------------

(a) Information relating to beneficial ownership of Centerstate Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Centerstate Common Stock set forth opposite their names.

(b) Consists of 69,910 shares held by his spouse, 40,851 shares held jointly with his spouse, 60,914 shares held as trustee, and 4,040 shares held by his IRA.

(c) Includes 107,786 shares held by a company he owns, and 5,050 shares held as trustee.

(d) Includes 22,472 shares held as trustee, 808 shares held jointly with his spouse, and 202 shares held by his spouse.

(e)  Includes 31,028 shares held jointly with his spouse.

(f) Includes 17,650 shares held jointly with his spouse and 20 shares held by his child.

(g) Includes 8,667 shares held by his spouse, 4,050 shares held jointly with his spouse, 4,050 shares held by his IRA, and 4,050 shares held by a company he owns.


INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

       The Board of Directors of Centerstate held five meetings during the year ended December 31, 2000. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. Centerstate's Board of Directors presently has four committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2000 follows:

       The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 2000.

       The Compensation Committee is responsible for establishing appropriate levels of compensation and benefits. The members of this committee consist of Messrs. Rocker (Chairman), Blanchard and Judge. The committee held two meetings during 2000.

       The Loan Committee is responsible for reviewing and approving credit requests in excess of certain limits established for the respective Boards of Directors of the Banks. The members of this committee consist of Messrs. Bingham, Donley and Judge. The committee held one meeting during 2000.

       For information regarding Center state's Audit Committee, see "Audit Committee Report."

       Directors of Centerstate and the Banks receive $300 for each board meeting, $200 for each committee meeting not held on a board day ($100 if held on a board day), and $50 for each telephonic committee meeting.

EXECUTIVE OFFICERS

       The following lists the executive officers of Centerstate, all positions held by them in Centerstate, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows Centerstate's annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

EXECUTIVE OFFICERS                 INFORMATION ABOUT EXECUTIVE OFFICERS
------------------                 ------------------------------------

James H. White, 75                 Chairman of Board, President and Chief
                                   Executive Officer of Centerstate; Chairman of the Board of First National Bank of Polk
                                   County, Community National Bank of Pasco
                                   County, First National Bank of Osceola
                                   County, and CenterState Bank of Florida

G. Robert Blanchard, Sr., 74       Vice Chairman of the Board of Centerstate;
                                   President and Chief Executive Officer of WRB
                                   Enterprises, Inc. (diversified holding
                                   company); Chairman of The Bank of Tampa
                                   (1984 to 1999)

Ernest S. Pinner, 53               Executive Vice President of Centerstate;
                                   President and Chief Executive Officer of
                                   Centerstate Bank of Florida (2000 to
                                   present); Area President and Senior Vice
                                   President of First Union National Bank (1986
                                   to 2000)

George H. Carefoot, 57             Treasurer of Centerstate; President and
                                   Chief Executive of First National Bank of
                                   Polk County

James J. Antal, 49                 Senior Vice President, Chief Financial
                                   Officer and Secretary of Centerstate
                                   (November 1999 to present); self-employed certified public accountant (November 1998 to November 1999); Senior Vice President,
                                   Chief Financial Officer and Treasurer of
                                   Trumbull Savings and Loan Company (August
                                   1992 to November 1998)

MANAGEMENT AND PRINCIPAL STOCK OWNERSHIP

       As of February 28, 2001, based on available information, all directors and executive officers of Centerstate as a group (10 persons) beneficially owned 476,562 shares of Centerstate Common Stock which constituted 16.92% of the number of shares outstanding at that date. To the knowledge of Centerstate, no shareholder (other than Mr. James H. White) owned more than 5% of the outstanding shares of Centerstate Common Stock on February 28, 2001.

EXECUTIVE COMPENSATION AND BENEFITS

       The following table sets forth all cash compensation for Centerstate's Chairman, President and Chief Executive Officer, and its Senior Vice President, Chief Financial Officer and Corporate Secretary for services to Centerstate and the Banks in 2000.


                                            SUMMARY COMPENSATION TABLE

                                                                                                  Long Term Compensation
--------------------------------------------------------------------    ----------------------    -----------------------
                          Annual Compensation                                   Awards            Payouts
--------------------------------------------------------------------    ----------------------    -------    ------------
Name
and                                                        Other        Restricted
Principal                                                  Annual          Stock      Options/     LTIP        All Other
Position                  Year    Salary      Bonus     Compensation      Award(s)      SARs      Payouts    Compensation
----------------------    ----    -------    -------  ---------------   -----------   --------    -------    ------------

James H. White            2000    $30,000    $   -0-        $9,575(1)        -0-          -0-         -0-          $ -0-
Chairman, President
and Chief Executive
Officer of Centerstate

James J. Antal            2000    $90,000    $10,000        $1,800(2)        -0-          -0-         -0-          $ -0-
Senior Vice President,
Chief Financial Officer
and Corporate Secretary

---------------
(1)  Represents director fees.
(2)  Represents 401(k) employer contribution.

         Stock Option Plan. Centerstate has a stock option plan for officers and employees (the "Employee Plan"). The Employee Plan authorizes the issuance of options for 365,000 shares to Bank officers and employees. As of December 31, 2000, options exercisable for an aggregate of 41,241 shares of Centerstate Common Stock were outstanding under the Employee Plan and held by certain officers and employees at a weighted average exercise price of $7.33 per share. The options terminate in 2005.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES


----------------------- ---------------- --------------- --------------------- ----------------
                                                               NUMBER OF
                                                              SECURITIES            VALUE OF
                                                              UNDERLYING           UNEXERCISED
                            SHARES                            UNEXERCISED         IN-THE-MONEY
                           ACQUIRED                          OPTIONS/SARS         OPTIONS/SARS
                              ON             VALUE           AT FY-END (#)        AT FY-END($)
                           EXERCISE         REALIZED         EXERCISABLE/         EXERCISABLE/
     NAME                     (#)             ($)            UNEXERCISABLE        UNEXERCISABLE
----------------------- ---------------- --------------- --------------------- ----------------

JAMES H. WHITE                ---             ---              --- / ---          $ --- / $ ---
JAMES J. ANTAL                ---             ---              --- / ---          $ --- / $ ---
----------------------- ---------------- --------------- --------------------------------------

CERTAIN TRANSACTIONS

         The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board is responsible for providing independent, objective oversight and review of Centerstate's accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by Centerstate's policy. The Audit Committee held one meeting in 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         The responsibilities of the Audit Committee include recommending to the Board an auditing firm to serve as Centerstate's independent auditors. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Centerstate's management, Centerstate's internal audit personnel and the independent auditors regarding the following:

       o the plan for, and the independent auditors' report on, each audit of Centerstate's financial statements

       o changes in Centerstate's accounting practices, principles, controls or methodologies, or in Centerstate's financial statements, and recent developments in accounting rules

       This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

       The Audit Committee is responsible for recommending to the Board that Centerstate's financial statements be included in Centerstate's annual report. The Committee took a number of steps in making this recommendation for 2000. First, the Audit Committee discussed with Centerstate's independent auditors, those matters the auditors communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor's independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor's independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with Centerstate management and the auditors, Centerstate's audited consolidated balance sheets at December 31, 2000 and 1999, and the related consolidated statements of income, stockholders' equity, and cash flows for each for the years in the two-year period ended December 31, 2000. Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that Centerstate's Annual Report on Form 10-KSB include these financial statements.

                                          AUDIT COMMITTEE


                                          G. Robert Blanchard
                                          Samuel L. Lupfer, IV, Chairman
                                          J. Thomas Rocker



              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

       The Board of Directors has appointed KPMG LLP as its independent auditors for the fiscal year ending December 31, 2001, subject to ratification by Centerstate shareholders. KPMG LLP has served as independent auditors for Centerstate since 1999. A representative of the accounting firm is not expected to be present at the Annual Meeting.

AUDIT FEES

       The aggregate fees billed for professional services by KPMG LLP in connection with the audit of the annual financial statements for the most recent fiscal year and the reviews of the financial statements included in Centerstate's quarterly filings with the Securities and Exchange Commission were $77,500.

OTHER FEES

       The aggregate fees billed for all other professional services by KPMG LLP was $86,300 (in connection with Centerstate's registration statement filed with the Securities and Exchange Commission in 2000) and $29,000 (for tax related work).

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.


                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

       Proposals of shareholders of Centerstate intended to be presented at the 2002 Annual Meeting of Shareholders must be received by Centerstate at its principal executive offices on or before December 1, 2001, in order to be included in Centerstate's Proxy Statement and form of proxy relating to the 2002 Annual Meeting of Shareholders.


                      SECTION 16(a) REPORTING REQUIREMENTS

       Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of Centerstate, and persons who beneficially own more than 10% of Centerstate Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish Centerstate with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 - Annual Statement of Changes in Beneficial Ownership, Centerstate believes that, during 2000, all filing requirements applicable to reporting persons were met.


                               OTHER INFORMATION

PROXY SOLICITATION

       The cost of soliciting proxies for the 2001 Annual Meeting will be paid by Centerstate. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of Centerstate in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of Centerstate Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

MISCELLANEOUS

       Management of Centerstate does not know of any matters to be brought before the 2001 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 2001 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

       Upon the written request of any person whose proxy is solicited by this Proxy Statement, Centerstate will furnish to such person without charge (other than for exhibits) a copy of Centerstate's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2000, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Centerstate Banks of Florida, Inc., 7722 State Road 544 East, Winter Haven, FL 33881, Attention: James H. White.

                                   APPENDIX A

                       CENTERSTATE BANKS OF FLORIDA, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

               AS APPROVED AT THE JANUARY 9, 2001 MEETINGS OF THE
                    AUDIT COMMITTEE AND BOARD OF DIRECTORS

I.     Committee Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors of CenterState Banks of Florida, Inc. ("the Company), each of whom shall be independent directors as determined in accordance with the Rules of Nasdaq Stock Market. All members of the Committee shall have an understanding of fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. When possible, Committee members shall be evenly elected from the various subsidiary banks.

The members of the Committee shall be appointed by the Company's Chairman and shall hold office until they resign or are removed, or until their respective successors shall be duly appointed. The Company's Chairman may also select a Chairperson and a Secretary. Unless the Company's Chairman appoints a Chairperson and a Secretary, the members of the Committee may designate these positions by a majority vote of the full Committee membership.

II.    Meetings

The Committee shall meet at least twice each year, and at such additional times, if any, as the Committee may deem advisable. Members of the Committee may participate in meetings either in person or by means of telephone conference. The Chairperson shall be responsible for setting meeting dates and time, agenda, maintaining order (chairing the meeting) and reporting to the Company's full Board of Directors. In addition, the Internal Auditor shall also have the authority to call for a meeting of the Committee. The Secretary shall be responsible for taking the minutes, maintaining an ongoing minute book, and distributing copies of the minutes to the Company's directors.

III.   Training and Resources

The Committee shall be provided adequate resources to discharge their responsibilities, including requests for training. The Company's internal auditor shall be given unrestricted access to the Committee. In addition, the Committee shall have unrestricted access to general counsel and outside counsel when it deems such action to be appropriate, the fees and expenses of such counsel to be paid by the Company.

IV.    Responsibilities

The responsibilities of the Audit Committee shall be to:

       1. Review this Charter at least annually and recommend any changes to the Board.

       2. Review and discuss the audited financial statements with management.

       3. Make a recommendation to the Board as to whether the audited financial statements reviewed by the Committee should be included in the Company's Annual Report on Form 10-K or Form 10-KSB to be filed with the Securities Exchange Commission with respect to the fiscal year for which the audited financial statements were prepared.

       4. Review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and take, or recommend that the Board take, any action the Committee deems appropriate to oversee the independence of the outside auditors.

       5. Discuss with the independent accountants the matters required to be discussed SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

       6. Review any significant disagreement among management and the independent accountants concerning accounting principles or practices, financial statement disclosures, or auditing scope or procedure, in connection with the preparation of the financial statements.

       7. Approve the selection of the independent accountants; evaluate the performance of the independent accountants; approve any proposed discharge of the independent accountants, where appropriate; and approve the selection of any successor independent accounts.

       8. Review and approve the annual audit plan submitted by the Company's internal auditor. Also, review the results of the audits performed as scheduled by the audit plan at least twice each year, and include such review in the formal minutes.

       9. Review periodic regulatory examination reports and other audit reports of the Company.

                      CENTERSTATE BANKS OF FLORIDA, INC.
                                REVOCABLE PROXY
                         ANNUAL MEETING, APRIL 26, 2001


THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2001.

       The undersigned hereby appoints James H. White, G. Robert Blanchard, Sr., and George H. Carefoot, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Centerstate Banks of Florida, Inc. ("Centerstate") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Holiday Inn, 2009 West Vine Street, Kissimmee, Florida , on Thursday, April 26, 2001, at 11:00 a.m., and at any adjournment thereof.

       SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW AND RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.    ELECTION OF DIRECTORS

      [ ] FOR the election of directors   or   [ ] WITHHOLD AUTHORITY
          of all nominees listed                   to vote for all nominees
          below (except as marked                   listed below
          to the contrary below)

          JAMES H. WHITE     G. ROBERT BLANCHARD, SR.   JAMES H. BINGHAM
          TERRY W. DONLEY    BRYAN W. JUDGE             SAMUEL L. LUPFER IV
          J. THOMAS ROCKER

         (INSTRUCTION: To withhold authority to vote for any of the above listed nominees, please strike a line through that individual's name)

                         ----------------------------

2. RATIFICATION OF APPOINTMENT OF KPMG LLP TO SERVE AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

         FOR    AGAINST    ABSTAIN
         [ ]      [ ]        [ ]

                                        PLEASE MARK, SIGN BELOW, DATE AND
                                        RETURN THIS PROXY PROMPTLY IN THE
                                        ENVELOPE FURNISHED.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS ON
                                        YOUR STOCK CERTIFICATE. WHEN SHARES ARE
                                        HELD BY JOINT TENANTS, BOTH SHOULD
                                        SIGN. WHEN SIGNING AS ATTORNEY, AS
                                        EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                        GUARDIAN, PLEASE GIVE FULL TITLE AS
                                        SUCH. IF A CORPORATION, PLEASE SIGN IN
                                        FULL CORPORATE NAME BY PRESIDENT OR
                                        OTHER AUTHORIZED OFFICER. IF A
                                        PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                        NAME BY AUTHORIZED PERSON.

                                        SHARES _______________

                                        DATED:  ___________, 2001


                                        -----------------------------------
                                        SIGNATURE


                                        -----------------------------------
                                        SIGNATURE IF HELD JOINTLY


                                        -----------------------------------
                                        PLEASE PRINT OR TYPE YOUR NAME

[ ] PLEASE MARK HERE IF YOU INTEND TO ATTEND THE 2001 ANNUAL MEETING OF
    SHAREHOLDERS.